WAREHOUSING CREDIT AND SECURITY AGREEMENT
                 (MULTI-FAMILY MORTGAGE LOANS)

                            BETWEEN

                  AMRESCO CAPITAL CORPORATION
                       a Texas corporation

                               AND

                RESIDENTIAL FUNDING CORPORATION,
                     a Delaware corporation





                  Dated as of August 15, 1995




                       TABLE OF CONTENTS

                                                             PAGE


1.   DEFINITIONS                                                1

     1.1  Defined Terms                                         1

     1.2  Other Definitional Provisions                         8

2    THE CREDIT                                                 8

     2.1  Funding Limitations                                   8

     2.2  Procedures for Obtaining Advances                     9

     2.3  Notes                                                11

     2.4  Interest                                             11

     2.5  Principal Payments                                   12

     2.6  Method of Making Payments                            14

     2.7  Warehousing Fees                                     14

     2.8  Miscellaneous Charges                                14

     2.9 Interest Limitation                                   15

3.   COLLATERAL                                                15

     3.1  Grant of Security Interest                           15

     3.2  Release of Security Interest in Collateral           17

     3.3  Delivery of Additional Collateral or Mandatory Prepayment    18

     3.4  Collection and Servicing Rights                      19

     3.5  Return of Collateral                                 19

4.   CONDITIONS PRECEDENT                                      20

     4.1  Initial Advance                                      20

     4.2  Each Advance                                         22

5.   REPRESENTATIONS AND WARRANTIES.                           23

     5.1  Organization; Good Standing; Subsidiaries.           23

     5.2  Authorization and Enforceability                     24

     5.3  Approvals                                            24

     5.4  Financial Condition                                  24

     5.5  Litigation                                           25

     5.6  Compliance with Laws                                 25

     5.7  Regulations G and U                                  25

     5.8  Investment Company Act                               25

     5.9  Payment of Taxes                                     25

     5.10 Agreements                                           26

     5.11 Title to Properties                                  26

     5.12 ERISA                                                26

     5.13 Eligibility                                          27

     5.14 Place of Business                                    27

     5.15 Special Representations Concerning Collateral        27

     5.16 Servicing                                            28

6.   AFFIRMATIVE COVENANTS                                     29

     6.1  Payment of Notes                                     29

     6.2  Financial Statements and Other Reports               29

     6.3  Maintenance of Existence; Conduct of Business        31

     6.4  Compliance with Applicable Laws                      31

     6.5  Inspection of Properties and Books                   31

     6.6  Payment of Debt, Taxes, etc                          31

     6.7  Insurance                                            32

     6.8  Closing Instructions                                 32

     6.9  Subordination of Certain Indebtedness                32

     6.10 Other Loan Obligations                               32

     6.11 Use of Proceeds of Advances                          33

     6.12 Special Affirmative Covenants Concerning     Collateral      33

7.  NEGATIVE COVENANTS                                         34

     7.1  Contingent Liabilities                               34

     7.2  Merger; Sale of Assets; Acquisitions                 34

     7.3  Deferral of Subordinated Debt                        34

     7.4  Loss of Eligibility                                  35

     7.5  Debt to Tangible Net Worth Ratio                     35

     7.6  Minimum Tangible Net Worth                           35

     7.7  Minimum Servicing Portfolio                          35

     7.8  Special Negative Covenants Concerning Collateral     35

8.   DEFAULTS; REMEDIES                                        35

     8.1  Events of Default                                    35

     8.2  Remedies                                             39

     8.3  Application of Proceeds                              42

     8.4  Lender Appointed Attorney-in-Fact                    43

     8.5  Right of Set-Off                                     43

9.   NOTICES                                                   44

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY                      44

11.  FINANCIAL INFORMATION                                     45

12.  MISCELLANEOUS                                             46

     12.1 Terms Binding Upon Successors; Survival of Representations   46

     12.2 Assignment                                           46

     12.3 Amendments                                           46

     12.4 Governing Law                                        46

     12.5 Participations                                       46

     12.6 Relationship of the Parties                          47

     12.7 Severability                                         47

     12.8 Operational Reviews                                  47

     12.9 Consent to Credit References                         47

     12.10     Consent to Jurisdiction                         48

     12.11     Counterparts                                    48

     12.12     Entire Agreement                                48

     12.13     Waiver of Jury Trial                            48

                            EXHIBITS


Exhibit A                     Promissory Note

Exhibit B                     (Intentionally Omitted)

Exhibit C-MF                                  Request for Advance
                              Against
                              Mortgage Loans

Exhibit D-CONV/TRAN                           Procedures      and
                              Documentation    for    Warehousing
                              Conventional Multi-family  Mortgage
                              Loans

Exhibit E-MF/APPROVAL               Approval Request for Advances
                              against Mortgage Loans

Exhibit F                                           Subordination
                              of Debt Agreement

Exhibit G                     Subsidiaries

Exhibit H                                         Legal Opinion

Exhibit I-MF                                            Officer's
                              Certificate

Exhibit  J                      Schedule  of  Existing  Warehouse
Lines

Exhibit K                     Funding Bank Agreement (Wire)

      THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of August 15, 1995 between AMRESCO CAPITAL CORPORATION, a Texas corporation (the "Company"), having its principal office at 1845 Woodall Rodgers Freeway, Suite 1700, Dallas, Texas 75201 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

      WHEREAS, the Company and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Company;

       WHEREAS, the Lender may from time to time, at its discretion, make one or more Advances to the Company, each of which shall be secured by a Conventional Mortgage Loan (as such terms are hereinafter defined).

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

          1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

           "Advance" means a disbursement by the Lender  pursuant
     to   Article   2  of  this  Agreement,  including,   without
     limitation, readvances of funds previously advanced to the Company and repaid to the Lender.

           "Advance Request" has the meaning set forth in Section
     2.2(c) hereof.

           "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

           "Agreement" means this Warehousing Credit and Security
     Agreement   (Multi-Family   Mortgage   Loans),   either   as
     originally executed or as it may from time to time be supplemented, modified or amended.

          "Approval Request" has the meaning set forth in Section
     2.2(a) hereof.

           "Base Rate" means three percent (3%) per annum over LIBOR.

           "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

           "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

           "Collateral" has the meaning set forth in Section  3.1
     hereof.

           "Collateral  Documents" has the meaning set  forth  in
     Section 2.2(b) hereof.

           "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of
     (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(b) hereof; or (ii) the Fair Market Value of such Mortgage Loan; or (b) in the event Pledged
     Mortgages have been exchanged for Pledged Securities, the aggregate Fair Market Value of the Mortgage Loans backing such Pledged Securities.

           "Committed Purchase Price" means for a Mortgage Loan the product of the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage Loan or (b) in the event such Mortgage Loan is to be used to back a Mortgage-backed Security, the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage-backed Security.

           "Company" has the meaning set forth in the first paragraph of this Agreement.

           "Conventional  Mortgage  Loan"  means  a  Multi-Family
     Mortgage Loan which is prior approved by FNMA or FHLMC and covered by a Purchase Commitment from FNMA or FHLMC.

           "Debt" means, with respect to any Person, at any  date
     (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees.

            "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

            "Depository Benefit" shall mean the compensation received by the Lender, directly or indirectly, as a result of the Company's maintenance of Eligible Balances with a Designated Bank.

           "Designated Bank" means any bank(s) designated from time to time by the Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit.

           "ERISA"  means the Employee Retirement Income Security
     Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

          "Eligible Balances" means all funds of or maintained by the Company and its Subsidiaries in accounts at a Designated Bank, less balances to support fees, interest or other amounts that would otherwise be payable to the Designated Bank, float, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

           "Event of Default" means any of the conditions or events set forth in Section 8.1 hereof.

           "Exchange  Act" means the Securities Exchange  Act  of
     1934, as amended from time to time, and any successor statute.

           "Fair Market Value" means at any date with respect to any Mortgage Loan covered by a valid Purchase Commitment, the Committed Purchase Price, or in the absence of a valid Purchase Commitment for a Mortgage Loan or the related Mortgage-backed Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security), the fair market value as determined by the Lender, in its reasonable business judgment, in conformity with standard industry practices for valuing similar Mortgage Loans or Mortgage-backed Securities.

           "FHA" means the Federal Housing Administration and any successor thereto.

            "FHLMC"   means  the  Federal  Home   Loan   Mortgage
     Corporation and any successor thereto.

          "FICA" means the Federal Insurance Contributions Act.

           "FIRREA"  means  the  Financial  Institutions  Reform,
     Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

           "FNMA" means the Federal National Mortgage Association and any successor thereto.

          "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

           "Funding Bank Agreement" means the letter agreement substantially in the form of Exhibit K hereto.

           "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

            "GNMA"   means   the  Government  National   Mortgage
     Association and any successor thereto.

           "HUD"  means  the  Department  of  Housing  and  Urban
     Development and any successor thereto.

           "Indemnified Liabilities" has the meaning set forth in
     Article 10 hereof.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

            "Investor"   means  FNMA,  FHLMC  or  a   financially
     responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

           "Lender" has the meaning set forth in the first paragraph of this Agreement.

           "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder, Inc. on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

           "Loan Documents" means this Agreement, the Notes, any agreement of the Company relating to Subordinated Debt, an Approval Request, an Advance Request, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Margin Stock" has the meaning assigned to that term in Regulations G and U of the Board of Governors of the Federal
     Reserve System as in effect from time to time.

           "Miscellaneous Charges" has the meaning set  forth  in
     Section 2.8 hereof.

           "Mortgage" means a first mortgage or first deed of trust on improved real property.

            "Mortgage-backed Securities" means FNMA or FHLMC securities that are backed by Mortgage Loans.

           "Mortgage Loan" means any loan evidenced by a Mortgage
     Note.

           "Mortgage Note" means a promissory note secured by a Mortgage.

           "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

           "Mortgage Note Rate" means the coupon rate of interest born by a Mortgage Note as set forth in such Mortgage Note.

           "Mortgage  Pool" means a pool of one or  more  Pledged
     Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

           "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

           "Multi-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage on improved Multi-family Property.

           "Multi-family Property" means real property containing or which will contain more than four (4) dwelling units.

           "Notes"  has  the  meaning set forth  in  Section  2.3
     hereof.

           "Notices"  has  the  meaning set forth  in  Article  9
     hereof.

            "Obligations" means any and all indebtedness, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

          "Officer's Certificate" means a certificate executed on behalf of the Company by its chief financial officer or its treasurer or by such other officer as may be designated herein and substantially in the form of Exhibit I-MF attached hereto.

           "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Company and designated for funding the discount portion of each Advance and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

            "Parent"   shall  mean  AMRESCO,  INC.,  a   Delaware
     corporation.

          "Participant" has the meaning set forth in Section 12.5 hereof.

            "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

           "Plans"  has  the meaning set forth  in  Section  5.12
     hereof.

           "Pledged  Mortgages"  has the  meaning  set  forth  in
     Section 3.1(a) hereof.

           "Pledged  Securities" has the  meaning  set  forth  in
     Section 3.1(b) hereof.

           "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

           "Release Amount" has the meaning set forth in  Section
     3.2(f) hereof.

          "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

           "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans whose Servicing
     Contracts are owned by such Person.

           "Stated Maturity Date" means the stated maturity date of an Advance hereunder, as such date is set forth in the related Notes.

           "Statement Date" means the date of the most recent financial statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this Agreement.

           "Subordinated Debt" means all indebtedness of the Company, for borrowed money, which is, by its terms (which terms shall have been approved by the Lender), effectively subordinated in right of payment to all other present and future Obligations, and, solely for purposes of Section 7.3 all indebtedness of the Company which is required to be subordinated by Section 4.1(b) and Section 4.1(b), 6.9 hereof.
           "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

           "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof, plus loan loss reserves, and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Lender in its sole discretion.

           "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Company for correction or completion.

           "Warehousing Fee" has the meaning set forth in Section
     2.7 hereof.

          1.2  Other Definitional Provisions.

                     1.2(a)     Accounting  terms  not  otherwise
          defined herein shall have the meanings given the terms under GAAP.

                     1.2(b)    Defined terms may be used  in  the
          singular or the plural, as the context requires.

                    1.2(c)    All references to time of day shall
          mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2    THE CREDIT.

          2.1  Funding Limitations.

                     2.1(a)     Advances shall  be  used  by  the
          Company solely for the purpose of funding the origination of Mortgage Loans and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Mortgage Loans as Collateral therefor. The following limitations on the use of the Advance shall be applicable:

                               (1)   No  Advance  shall  be  made
               against  Mortgage  Loans other  than  Conventional
               Mortgage Loans.

                               (2)   No  Advance  shall  be  made
               against Mortgage Loans which are not covered by a Purchase Commitment.

                               (3)   No  Advance  shall  be  made
               against any Mortgage Loan which was closed more than fifteen (15) days prior to the date of the requested Advance.

                     2.1(b)    No Advance shall exceed an  amount
          equal  to  the lesser of ninety-nine percent (99%)  of:
          (i)  the  Mortgage Note Amount; or (ii)  the  Committed
          Purchase Price.

                     2.1(c)     All Advances under this Agreement
          shall constitute a single indebtedness, and all of the Collateral shall be security for the Notes and for the performance of all the Obligations.

          2.2  Procedures for Obtaining Advances.

                    2.2(a) If the Company wishes to request an Advance, it shall deliver to the Lender no later than thirty (30) days prior to any Business Day that the Company desires to borrow hereunder, a request for approval ("Approval Request") in substantially the form set forth in Exhibit E-MF/APPROVAL hereto. Such Approval Request shall be accompanied by the following documents:

                               (1)   Copy of either the  FNMA  or
               FHLMC Multifamily Loan Application or the FHA Firm Commitment to Insure for the Mortgage Loan to be funded by the Advance described in the Approval Request.

                                (2)    An  Officer's  Certificate
               substantially in the form of Exhibit  I-MF  hereto
               (A) setting forth in reasonable detail all calculations necessary to show that the Company is in compliance with the requirements of Sections 7.5, 7.6, and 7.7, hereof as of the date of the Approval Request; (B) certifying that the Company is, as of the date of the Approval Request, an approved and qualified seller/servicer or issuer in good standing for the Investor named in and the type of Mortgage Loan covered by the Approval Request, and meets all requirements applicable to its status as such.

                     2.2(b)     Within  fifteen (15)  days  after
          receipt of an Approval Request and the supporting documents the Lender may, in its sole discretion, approve an Advance, by returning the Approval Request executed by the Lender. Any approved Advance shall be subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, and compliance with the procedures set forth in this Section 2.2 and in Exhibit D-CONV/TRAN attached hereto and made a part hereof, including the delivery of all documents listed in such Exhibit ("Collateral Documents").

                    2.2(c)    After an Advance has been approved,
          a request for funding such Advance shall be initiated by the Company by delivering to the Lender the documents required to be delivered in Exhibit D-
          CONV/TRAN within the time periods set forth in such Exhibit, including the delivery to the Lender no later than one (1) Business Day prior to any Business Day that the Company desires to borrow hereunder, of a completed and signed request for an Advance ("Advance Request") on the then current form approved by the Lender. The current form in use by the Lender is Exhibit C-MF attached hereto and made a part hereof. The Lender shall have the right, on not less than ten
          (10) Business Days' prior Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits as delivered to the Company shall be deemed a part hereof.

                     2.2(d)     Before funding, the Lender  shall
          have a reasonable time (one (1) Business Day under ordinary circumstances) to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in Exhibit D-CONV/TRAN, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                    2.2(e) The Company shall hold in trust for the Lender, and the Company shall deliver to the Lender promptly upon request, the following: (1) originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-CONV/TRAN, (2) the original lender's ALTA Policy of Title Insurance, or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage which the Lender may request including, without limitation, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

                     2.2(f)     To  make an Advance,  the  Lender
          shall cause the Funding Bank to credit an account of the Company with the Funding Bank, which account shall be under the exclusive control of the Lender, upon compliance by the Company with the terms of this Agreement. Upon the approval of the Lender, disbursement of the Advance shall be made in accordance with the instructions of the Company as set forth in the Advance Request.

                     2.2(g)     If, pursuant to the authorization
          given by the Company in the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which the Lender has made an Advance in accordance with a Request for Advance the Lender debits the Company's Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Lender, and such debit results in an overdraft, the Lender may make an additional Advance to fund such overdraft.

            2.3 Notes. The Company's Obligations shall be evidenced by promissory notes ("Notes") of the Company dated as of the date of each Advance substantially in the form of Exhibit A attached hereto. The term "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. A "Note" shall relate to and evidence a specific Advance. All terms and provisions of the Notes are hereby incorporated herein.

          2.4  Interest.

                     2.4(a)     The unpaid amount of each Advance
          against Pledged Mortgages shall bear interest, from the date of such Advance until paid in full at a rate of interest which is equal to the Base Rate. The interest rate will be adjusted as of the effective date of each change in LIBOR.

                     2.4(b)    The Company is entitled to receive
          a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

                      Either  party  hereto  may  terminate   the
          benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

                     2.4(c)    Interest shall be computed on  the
          basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable upon the receipt of the proceeds of the sale or other disposition of a Pledged Mortgage, to the extent thereof, or upon the expiration of the Stated Maturity Date of the related Note or the termination of the Agreement.

                     2.4(d)    If, for any reason, no interest is
          due on an Advance, the Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advances at a rate of one and one-half percent (1-1/2%) per annum. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

                     2.4(e)     Upon  demand of  the  Lender  and
          Notice to the Company, any Obligations not paid when due (whether at stated maturity, upon acceleration following the occurrence of an Event of Default or otherwise) shall bear interest, from the date due until paid in full, at a per annum rate of interest equal to the Base Rate plus four percent (4%) (the "Default Rate"), said interest to be payable on demand of the Lender.

          2.5  Principal Payments.

                    2.5(a) The unpaid principal amount of each Advance hereunder shall be payable in full on the Stated Maturity Date set forth in the related Note or, if earlier, on the date to which the maturity of such Advance is accelerated pursuant to the provisions of this Agreement.

                    2.5(b)    The Company shall have the right to
          prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty.

                      2.5(c)      All   payments  of  outstanding
          Advances from the proceeds of the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account to be applied against the Obligations.

                     2.5(d)    The Company shall be obligated  to
          pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

                               (1)   Sixty (60) days elapse  from
               the date of the initial Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in a Mortgage Pool.

                               (2)   On  the date an Advance  was
               made and the Pledged Mortgage which was to have been funded by such Advance is not closed and funded.

                               (3)  Ten (10) Business Days elapse
               from the date a Collateral Document was delivered to the Company for correction or completion under a Trust Receipt, without being returned to the Lender.

                                (4)   On  the  date  the  Pledged
               Mortgage is defaulted and applicable grace and cure periods have expired.

                              (5)  On the mandatory delivery date
               of the related Purchase Commitment if the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date or the Purchase Commitment is terminated.

                                (6)   On  the  date  the  Pledged
               Mortgage is rejected by an Investor.

                              (7)  Upon sale or other disposition
               of the Pledged Mortgage.

                               (8)   If  the Pledged Mortgage  is
               included in a Mortgage Pool, then upon sale of the Mortgage-backed Security.

                     2.5(e)     The  outstanding  amount  of  any
          Advance made pursuant to Section 2.2(g) shall be payable in full within one (1) Business Day after the date of such Advance.

                     2.5(f)     The Company shall give Notice  to
          the Lender of the Pledged Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Company's affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or Pledged Securities as specified by the Company. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the Funding Bank to charge  the  Company's account for an amount  equal  to
          such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the Company.

          2.6  Method of Making Payments.

                     2.6(a)     Except as otherwise  specifically
          provided herein, all payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

                     2.6(b)     Upon  an  Event of  Default,  and
          without the necessity of prior demand or notice from the Lender, the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for any Obligations due and owing the Lender.

           2.7 Warehousing Fees. The Company agrees to pay to the Lender a Warehousing Fee in the amount of (a) one-eighth percent (1/8%) of the amount of an Advance, if such Advance is less than Five Million Dollars ($5,000,000), or (b) one-sixteenth percent (1/16%) of the amount of an Advance, if such Advance is greater than or equal to Five Million Dollars ($5,000,000). Warehousing Fees shall be payable upon receipt the proceeds of the sale or other disposition of the Pledged Mortgage, to the extent thereof, or upon the expiration of the Stated Maturity Date of the related Note or the termination of the Agreement.

           2.8 Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

           2.9 Interest Limitation. All agreements between the Company and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Stated Maturity Date of a Note, termination of this Agreement or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Notes, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Notes and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Company and Lender and shall also be binding upon and available to any subsequent holder of the Notes.

3.   COLLATERAL.

           3.1 Grant of Security Interest. As security for the payment of the Notes and for the performance of all of the Company's Obligations, the Company hereby assigns and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

                     3.1(a)    All Mortgage Loans, including  all
          Mortgage Notes and Mortgages evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder (the "Pledged Mortgages").

                      3.1(b)     All  Mortgage-backed  Securities
          which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender, or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of, the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the "Pledged Securities").

                     3.1(c)    All commitments issued by the  FHA
          to insure any Mortgage Loans included in the Pledged Mortgages; all guaranties related to Pledged Securities; all Purchase Commitments held by the Company covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments, the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

                     3.1(d)     All right, title and interest  of
          the Company in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, accounting records (including all information contained in computer programs, records, tapes, data, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Company directly relating to the Collateral.

                     3.1(e)     All  now  existing  or  hereafter
          acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

                     3.1(f)    All cash and non-cash proceeds  of
          the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

          3.2  Release of Security Interest in Collateral.

                    3.2(a) Pledged Mortgages shall be released from the Lender's security interest only against payment to the Lender of the Release Amount due the Lender in connection with such Pledged Mortgages.

                     3.2(b)     If Pledged Mortgages  are  to  be
          transferred to a pool custodian for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

                    3.2(c)    The Lender shall have the exclusive
          right to the possession of the Pledged Securities or, if the Pledged Securities are not to be issued in certificated form or are to be issued in certificated form and registered exclusively in the name of, and held by, a clearing agency or its nominees, shall have the right to have the book entries for the Pledged Securities issued in the Lender's name or the name or names of its designees, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment therefor. The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Company agrees upon request of the Lender, to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

                    3.2(d) Prior to the occurrence of an Event of Default, the Company may redeem a Pledged Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note evidencing the Advance made against such Pledged Mortgage or such Pledged Security, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances.

                     3.2(e)     Following  the  occurrence  of  a
          Default or Event of Default, the Lender may, with no liability to the Company or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

                     3.2(f)     The Release Amount in  connection
          with any Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Advances made against such Pledged Mortgage, and
          (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof.

           3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages and Pledged Securities then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans and/or cash, with a Collateral Value sufficient to cover the difference between the
     Collateral  Value  of  the  Pledged  Mortgages  and  Pledged
     Securities pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages and Pledged Securities pledged hereunder.

           3.4 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

          3.5 Return of Collateral. If no Advances, interest or other Obligations evidenced by the Loan Documents or due under this Agreement shall be outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the
     Company  at  the  Company's expense.   The  receipt  of  the
     Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

     3.6  Release of Collateral.

                     3.6(a)     The Lender may deliver  documents
          relating   to   the  Collateral  to  the  Company   for
          correction or completion pursuant to a Trust Receipt.

                     3.6(b)     Prior  to  the  occurrence  of  a
          Default or Event of Default, upon delivery by the Company to the Lender of shipping instructions pursuant to Exhibit D-CONV/TRAN, the Lender will transmit Pledged Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor.

                     3.6(c)     Upon receipt of Notice  from  the
          Company under Section 2.5(f) hereof, and repayment of the Release Amount with respect to a Pledged Mortgage identified by the Company, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor shall be released by the Lender to the Company.

4.   CONDITIONS PRECEDENT.

           4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

                     4.1(a)    The Lender shall have received the
          following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

                               (1)   This Agreement duly executed
               by the Company.

                               (2)   The  Company's  articles  of
               incorporation as certified by the Secretary of State of the Company's incorporation, bylaws certified by the corporate secretary of the Company, and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement.

                               (3)  A resolution of the board  of
               directors of the Company, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Company pursuant to this Agreement.

                              (4)  A certificate of the Company's
               corporate secretary as to the incumbency and authenticity of the signatures of the officers of the Company executing this Agreement and the other Loan Documents and each Note delivered in connection with an Advance Request, each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                               (5)   Financial statements of  the
               Parent (and, if applicable, its Subsidiaries, on a consolidated basis) containing a balance sheet as of December 31, 1994 and related statements of income, changes in stockholders' equity and cash flows for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

                               (6)   Financial statements of  the
               Company (and, if applicable, its Subsidiaries, on a consolidated basis) containing a balance sheet as of April 30, 1994, related statements of income and changes in stockholders' equity for the period ended on such date prepared in accordance with GAAP applied on a basis consistent with the Company's most recent audited financial statements.

                               (7)   A  tax,  lien  and  judgment
               search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

                              (8)  A favorable written opinion of
               the general counsel to the Company, dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

                               (9)   Copies  of the certificates,
               documents or other written instruments which evidence the Company's eligibility described in
               Section 5.13 hereof, all in form and substance satisfactory to the Lender.

                              (10) Copies of the Company's errors
               and omissions insurance policy or mortgage impairment insurance policy, and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Company as of the date of this Agreement with the related provisions of Section 6.7 hereof.

                               (11) Executed financing statements
               in recordable form covering the Collateral and ready for filing in all jurisdictions required by the Lender.

                               (12)  Evidence that  all  accounts
               necessary into which Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

                      4.1(b)      All  directors,  officers   and
          shareholders of the Company, all Affiliates of the Company or of any Subsidiary of the Company, to whom or to any of whom the Company shall be indebted as of the date of this Agreement, shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect as of the date of the Advance.

           4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

                    4.2(a)    The Company shall have delivered to
          the  Lender  a  Note  in the amount  of  the  requested
          Advance.

                    4.2(b) The Company shall have delivered to the Lender the Approval Request and the documents called for thereunder, the Advance Request, the Collateral Documents called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                     4.2(c)     The  Lender shall  have  received
          evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Minnesota or other applicable law.

                     4.2(d)    The representations and warranties
          of the Company contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

                     4.2(e)     The Company shall have  performed
          all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

                    4.2(f)    The Company shall not have incurred
          any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

                    4.2(g)    The Lender shall have received from
          counsel for the Company , if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

           Delivery of an Advance Request by the Company shall be deemed a representation by the Company that all conditions set forth in this Section 4.2 shall have been satisfied as of the date of such Advance.

5.   REPRESENTATIONS AND WARRANTIES.

           The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

           5.1 Organization; Good Standing; Subsidiaries. The Company and each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Company.

          5.2 Authorization and Enforceability. The Company has the power and authority to execute, deliver and perform this Agreement, the Note relating to the requested Advance and all other Loan Documents to which the Company is party and to make the borrowings hereunder. The execution, delivery and performance by the Company of this Agreement, the Note relating to the requested Advance and all other Loan Documents to which the Company is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Company, or of the articles of incorporation or by-laws of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement, the Note relating to the requested Advance and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

           5.3 Approvals. The execution and delivery of this Agreement, the Note relating to the requested Advance and all other Loan Documents and the performance of the
     Company's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

           5.4 Financial Condition. The balance sheet of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) as at the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company (and its Subsidiaries) as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. At the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

           5.5 Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole, or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

          5.6 Compliance with Laws. Neither the Company nor any Subsidiary of the Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

           5.7 Regulations G and U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

           5.8 Investment Company Act. The Company is not an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
           5.9 Payment of Taxes. The Company and each of its Subsidiaries has filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its Subsidiaries which are required to be filed, all such returns are true and correct, and the Company and each of its Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate.

            5.10 Agreements. Neither the Company nor any Subsidiary of the Company is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof. Neither the Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

           5.11 Title to Properties. The Company and each Subsidiary of the Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

          5.12 ERISA.  All plans ("Plans") of a type described in
     Section 3(3) of ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer," as defined in
     Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or
     4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

            5.13  Eligibility.   The  Company  is  approved   and
     qualified   and   in   good  standing   as   a   lender   or
     seller/servicer,  as  set  forth  below,   and   meets   all
     requirements applicable to its status as such:

                     5.13(a)   FHLMC approved seller/servicer  of
          Mortgage Loans, eligible to originate, purchase, hold, sell and service Multifamily Mortgage Loans to be sold to FHLMC.

           5.14  Place  of  Business.   The  principal  place  of
     business  of  the  Company is 1845 Woodall Rodgers  Freeway,
     Suite 1700, Dallas, Texas  75201.

           5.15  Special  Representations Concerning  Collateral.
     The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                     5.15(a)    The  Company  is  the  legal  and
          equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Company, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

                     5.15(b)   The Company has, and will continue
          to  have, the full right, power and authority to pledge
          the  Collateral  pledged  and  to  be  pledged  by   it
          hereunder.

                     5.15(c)   Any Mortgage Loan and any  related
          document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than fifteen (15) days prior to the date of the Advance Request for such Mortgage Loan,
          (2) has been made in compliance with all applicable requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the
          Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and with the related Purchase Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof and each Mortgage is a first Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

                     5.15(d)   No default has occurred under  any
          Mortgage Loan to be included in the Pledged Mortgages, and, if any default has occurred with respect to the Pledged Mortgages, the Company will promptly notify the Lender.

                     5.15(e)    All  fire  and casualty  policies
          covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Company and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                      5.15(f)    Pledged  Mortgages  secured   by
          premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

                     5.15(g)    Each  Pledged  Mortgage,  against
          which an Advance is made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Company shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

            5.16 Servicing. All of the Company's Servicing Contracts are in full force and effect, and except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

6.   AFFIRMATIVE COVENANTS.

           The  Company hereby covenants and agrees that, so long
     as   any   Advance  is  outstanding  or  there  remain   any
     Obligations to be paid or performed under this Agreement or under any other Loan Document, the Company shall:

           6.1 Payment of Notes. Punctually pay or cause to be paid all Obligations payable hereunder and under the Notes in accordance with the terms hereof and thereof.


           6.2 Financial Statements and Other Reports. Deliver to the Lender:

                     6.2(a)     As soon as available and  in  any
          event within ninety (90) days after the close of each fiscal year of the Parent, statements of income, changes in stockholders' equity and cash flows of the Parent (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by the Parent and acceptable to the Lender, as to said financial statements and a certificate signed by the chief accounting officer of the Parent stating that said financial statements fairly present the financial condition and results of operations of the Parent (and, if applicable, its Subsidiaries) as at the end of, and for, such year.

                     6.2(b)     As soon as available and  in  any
          event within ninety (90) days after the close of each fiscal year of the Company, statements of income, changes in stockholders' equity and cash flows of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and a certificate signed by the chief accounting officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as at the end of, and for, such year. Notwithstanding the above, if at any time the financial statements of the Company are prepared by an independent certified public accountant, then the Company shall provide the audited financial statements to the Lender.

                     6.2(c)     As soon as available and  in  any
          event within ninety (90) days after the close of each fiscal year of the Company, an Annual Agreed Upon Procedures Report prepared by an independent certified public accountant which report certifies that the Company was operating within FHLMC guidelines.

                     6.2(d)     As soon as available and  in  any
          event within ninety (90) days after the end of each fiscal year of the Company, a consolidated report (the "Loan Production Report") as of the end of the fiscal year, presenting the total dollar volume and the number of Mortgage Loans originated or purchased during the fiscal year, specified by property type and loan type or Investor (e.g. FHA, GNMA, FNMA, FHLMC and other.)

                     6.2(e)     As soon as available and  in  any
          event within forty-five (45) days after the close of each calendar quarter, statements of income and changes in stockholders' equity of the Company (and, if applicable its Subsidiaries, on a consolidated basis) for the period from the beginning of the Company's fiscal year to the end of the immediately preceding month, and the related balance sheet as at the end of such calendar quarter, all in reasonable detail and certified as to the fairness of presentation by the chief accounting officer of the Company, subject, however, to year-end audit adjustments.

                     6.2(f)     As soon as available and  in  any
          event within forty-five (45) days after the close of each calendar quarter, a consolidated report (the "Servicing Portfolio Report") as of the end of the immediately preceding calendar quarter detailing the Company's Servicing Portfolio (specified by investor, type, recourse and non-recourse) which report shall indicate Mortgage Loans which (A) are current and in good standing, (B) are more than 30, 60 or 90 days past due, respectively, (D) are the subject of pending bankruptcy or foreclosure proceedings, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Company into real estate owned by the Company.

                     6.2(g)     As soon as available and  in  any
          event within sixty (60) days after receipt thereof by the Company, copies of the most recent audits completed by FNMA, FHLMC or HUD. Copies of the most recent Mortgage Bankers' Financial Reporting Forms (FHLMC Form 1055/FNMA Form 1002) which the Company shall have filed.

                     6.2(h)    From time to time, with reasonable
          promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

           6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under
     Section 5.13 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required at any and all times for maintaining the Company's status as a FHA, FNMA or FHLMC approved mortgagee or GNMA issuer; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

           6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

           6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with its officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender may request. The Company will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Company accountants held in accordance with this authorization. Notwithstanding the above, the Lender and all Participants agree to give the Company prior Notice before meeting with the Company's accountants.

           6.6 Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of the Company, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

           6.7 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance, and blanket bond coverage, with such companies and in such amounts as satisfy prevailing HUD, FNMA, FHLMC and GNMA requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity.

           6.8 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company relating to any Mortgage Loan. The Lender shall have the right to pre-approve the closing instructions of the Company to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Company to be included as Collateral pursuant hereto.

           6.9 Subordination of Certain Indebtedness. Cause any indebtedness of the Company, incurred after the date of this Agreement, to any shareholder, director or officer of the Company, or to any Affiliate of the Company or of any Subsidiary of the Company, to be subordinated to all Obligations, by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed copy of said Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect.

           6.10 Other Loan Obligations. Exhibit J hereto is a true and complete list of all such lines of credit or agreements with other lenders as of the date hereof and the Company hereby agrees to give the Lender Notice of the addition of new lines of credit or agreements.

           6.11 Use of Proceeds of Advances.  Use the proceeds of
     each  Advance  solely  for  the  purpose  of  financing   or
     purchasing Pledged Mortgages, including the issuance of Mortgage-backed Securities based thereon.

            6.12 Special Affirmative Covenants Concerning Collateral. The Company hereby covenants and agrees that, so long as any Advance is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Company shall:

                    6.12(a)   Warrant and defend the right, title
          and  interest  of the Lender in and to  the  Collateral
          against   the   claims  and  demands  of  all   Persons
          whomsoever.

                    6.12(b) Service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable HUD, FNMA and FHLMC requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall service or cause to be serviced all Mortgage
          Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Company shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

                     6.12(c)   Execute and deliver to the  Lender
          such Uniform Commercial Code financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

                     6.12(d)   Notify the Lender within  two  (2)
          Business  Days  of  any  default  under,  or   of   the
          termination of, any Purchase Commitment relating to any Pledged Mortgage, or Pledged Security.

                     6.12(e)    Promptly comply in  all  respects
          with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than three (3) Business Days prior to the mandatory delivery date thereof.

                     6.12(f)   Maintain, at its principal  office
          or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, shall make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

7.  NEGATIVE COVENANTS.

           The Company hereby covenants and agrees that, so long as any Advance is outstanding or there remain any Obligations to be paid or performed, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

            7.1 Contingent Liabilities. Assume, guarantee, endorse, or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and excluding the sale of Mortgage Loans with recourse in the ordinary course of the Company's business.

           7.2 Merger; Sale of Assets; Acquisitions. Except in the ordinary course of business, liquidate, dissolve, consolidate or merge or sell any substantial part of its assets, or acquire any substantial part of the assets of another.

           7.3 Deferral of Subordinated Debt. During such time as an Advance is outstanding hereunder, pay in advance of the stated maturity thereof any Subordinated Debt of the Company or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

           7.4 Loss of Eligibility. Take any action that would cause the Company to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

           7.5   Debt  to Tangible Net Worth Ratio.   Permit  the
     ratio of Debt to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed
     20 to 1.

           7.6  Minimum Tangible Net Worth.  Permit Tangible  Net
     Worth   of   the  Company  (and  its  Subsidiaries,   on   a
     consolidated basis) at any time to be less than Five Hundred
     Thousand Dollars ($500,000).

          7.7  Minimum Servicing Portfolio.  Permit the Servicing
     Portfolio  of  the  Company to be less  than  Fifty  Million
     Dollars ($50,000,000).

          7.8  Special Negative Covenants Concerning Collateral.

                     7.8(a)     The  Company shall not  amend  or
          modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

                    7.8(b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

                     7.8(c)     The  Company shall not  make  any
          compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

8.   DEFAULTS; REMEDIES.

           8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default
     ("Event of Default"):

                    8.1(a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness due the Lender; or

                     8.1(b)    Failure of the Company or  any  of
          its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided; breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of Fifty Thousand Dollars ($50,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                     8.1(c)     Failure of the Company to perform
          or comply with any term or condition applicable to it contained in Sections 6.3, 6.11 and 6.12 or in any Section of Article 7 of this Agreement; or

                       8.1(d)       Any    of    the    Company's
          representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

                     8.1(e)    The Company shall default  in  the
          performance of or compliance with any term contained in this Agreement other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty
          (30) days after the earliest of (i) receipt by the Company of Notice from the Lender of such default, or
          (ii) receipt by the Lender of Notice from the Company of such default.

                     8.1(f) (1) A court having jurisdiction shall
          enter a decree or order for relief in respect of the Company, any Subsidiary of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any Subsidiary of the Company now or hereafter in effect, which decree or order is not stayed; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any Subsidiary of the Company has occurred; any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of any involuntary case in respect of the Company, any Subsidiary of the Company or under any applicable bankruptcy, insolvency or other similar law; a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, any Subsidiary of the Company, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of the Company, any Subsidiary of the Company for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company, any Subsidiary of the Company, and the continuance of any such events in Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

                     8.1(g)    The Company, any Subsidiary of the
          Company shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company, any Subsidiary of the Company of any assignment for the benefit of creditors; or the inability or failure of the Company, any Subsidiary of the Company, or the admission by the Company, any Subsidiary of the Company in writing of its inability, to pay its debts as such debts become due; or

                     8.1(h)     Failure of the Company to perform
          any contractual obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed One Million Dollars ($1,000,000); or

                    8.1(i) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of One Hundred Thousand Dollars ($100,000) shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty
          (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                    8.1(j) Any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

                     8.1(k)    Any Plan maintained by the Company
          or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Twenty-Five Thousand Dollars ($25,000) (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                      8.1(l)     The  Company  or  any   of   its
          Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Twenty-Five Thousand Dollars ($25,000); or
                      8.1(m)     The  Company  shall  purport  to
          disavow its obligations hereunder or shall contest the validity or enforceability hereof; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

                     8.1(n)  (a) The Parent shall consent to  the
          appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Parent or of or relating to all or substantially all of its property, or (b) a decree or order of a court or agency or supervisory authority having jurisdiction over the Parent for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding up or liquidation of its affairs, shall have been entered against the Parent, or (c) the Parent shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                     8.1(o)     There shall be a material adverse
          change   in   the  financial  condition,  business   or
          operations of the Company.

          8.2  Remedies.

                    8.2(a) Upon the occurrence of any Event of Default described in Sections 8.1(f) or 8.1(g), the unpaid principal amount of and accrued interest on the Notes and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

                    8.2(b) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Company, declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

                    8.2(c)    Upon the occurrence of any Event of
          Default, the Lender may also do any of the following:

                               (1)   Foreclose upon or  otherwise
               enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                              (2)  Notify all obligors in respect
               of Collateral that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell
               property   acquired  as  a  result  of  any   such
               foreclosure.

                               (3)  Act, or contract with a third
               party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Company.

                                (4)    Require  the  Company   to
               assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                               (5)  Enter onto property where any
               Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

                               (6)   Prior to the disposition  of
               the  Collateral, prepare it for disposition in any
               manner   and  to  the  extent  the  Lender   deems
               appropriate.

                                (7)   Exercise  all  rights   and
               remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Company agrees that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                              (8)  Proceed against the Company on
               the Notes.

                    8.2(d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a Purchase Commitment shall be deemed to have been made in a commercially reasonable manner.

                      8.2(e)     The  Company  acknowledges  that
          Mortgage Loans and Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security.

                    8.2(f) The Company specifically waives and releases (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                     8.2(g)    The Lender may, but shall  not  be
          obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

                     8.2(h)     No  failure on the  part  of  the
          Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

           8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

          First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

           Second, to the payment of interest accrued and unpaid on the Notes;

           Third,  to  the  payment of any other Obligations  due
     (other than principal and interest) under the Notes or this Agreement;

           Fourth, to the payment of the outstanding principal balance of the Notes; and

           Finally,  to  the payment to the Company,  or  to  its
     successors   or  assigns,  or  as  a  court   of   competent
     jurisdiction may direct, of any surplus then remaining from such proceeds.

           If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Company shall remain liable for any deficiency.

           8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Company, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same.

          8.5 Right of Set-Off. If the Company shall default in the payment of the Notes or any Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Company against and on account of the Obligations, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.   NOTICES.

           All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

          if to the Company:  AMRESCO CAPITAL CORPORATION
                              1845 Woodall Rodgers Freeway
                              Suite 1700
                              Dallas, Texas  75201
                              Attention: Edward L. Hurley,
                                         Vice President
                              Telecopier No.: (214) 953-7977

          with a copy to:     AMRESCO CAPITAL CORPORATION
                              6303 Blue Lagoon Drive
                              Suite 410
                              Miami, Florida   33126
                              Attention: Larry Silvester
                                         Vice President
                              Telecopier No.:  (305) 264-4960

          if to the Lender:   Residential Funding Corporation
                              440 Sawgrass Corp. Parkway
                              Suite 212
                              Sunrise, Florida  33325
                              Attention: Robin Swanson
                              Telecopier No.: (305) 846-8352

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.

           The Company shall: (a) pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the preparation, negotiation, documentation, amendment, enforcement and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (b) indemnify, pay, and hold harmless the Lender and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (c) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Notes (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Company contained in this Subsection (c) shall survive the expiration or termination of this Agreement and the payment in full of the Obligations. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.  FINANCIAL INFORMATION.

           All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.  MISCELLANEOUS.

            12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as there remain any Obligations to be paid or performed.

          12.2 Assignment. This Agreement may not be assigned by the Company. This Agreement and the Notes along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the Notes and such security interest.

           12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

           12.4 Governing Law.  This Agreement and the other Loan
     Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

           12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Company agrees that each disposition will give rise to a debtor-creditor relationship of the Company to the Participant, and the Company authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Company which may be in the hands of such Participant. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Company, this Agreement and the Collateral; provided, however, that the Lender shall give the Company five (5) Business Days prior Notice before such information is provided to a prospective Participant, such Notice to identify the prospective Participant and the Lender shall give the Company Notice of a sale of a participation within five (5) Business Days thereafter, (however, the Lender's failure to so notify the Company shall in no way affect or impact such sale).

           12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this
     Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision for waiver of trial by jury. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

           12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

           12.8 Operational Reviews. From time to time upon request, the Company shall permit the Lender or its representative access to its premises and records for the purpose of conducting a review of the Company's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business.

           12.9 Consent to Credit References. The Company hereby consents to the disclosure of information regarding the Company and its relationships with the Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Company at any time upon Notice to the Lender as provided in Section 9 hereof.

           12.10 Consent to Jurisdiction. The Company hereby agrees that any action or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County, State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Company hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

          12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

           12.12 Entire Agreement. This Agreement, the Note and the other Loan Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

           12.13 WAIVER OF JURY TRIAL. THE COMPANY AND THE LENDER EACH HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND
     (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE COMPANY AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE COMPANY IS EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE COMPANY AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              AMRESCO CAPITAL CORPORATION,
                              a Texas corporation


                              By:

                              Its:

                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By:

                              Its:  Director


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

      On                   ,  19__  before me, a  Notary  Public,
personally   appeared                                    ,    the
of AMRESCO CAPITAL CORPORATION, a Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              Notary Public
  (SEAL)                      My Commission Expires:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

      On                   ,  19__  before me, a  Notary  Public,
personally   appeared                                    ,    the
Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              Notary Public
  (SEAL)                      My Commission Expires:

                                                       EXHIBIT A

                           PROJECT PROMISSORY NOTE

$                                    Date:

       FOR VALUE RECEIVED, the undersigned, AMRESCO CAPITAL CORPORATION, a Texas corporation, (the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may
designate   from   time   to   time,   the   principal   sum   of
Dollars  ($           )  (or the unpaid balance of all  principal
advanced against this                    Project Promissory  Note
(the "Note"), if that amount is less), and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of the Advances relating to this Note until repaid in full, and interest on all past due amounts, both principal and accrued interest, at the rate and at the times set forth in the Warehousing Credit and Security Agreement described below, together with all other fees and charges due under the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

      This Note is given to evidence an actual warehouse facility in the above amount and is one of the Notes referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated as of August 15, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

      Advances made under this Note shall be made to fund the Project Mortgage Loan for the period from the date of this Note to and including the earlier of (a) the date on which the Company receives the proceeds of the sale or other disposition of the
Project  Mortgage  Loan, or (b)                     (the  "Stated
Maturity Date"). All Advances under the Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for this Note and all other Notes made by the Company under the terms of the Agreement, and for the performance of all the Obligations.

      All remaining unpaid principal, accrued unpaid interest and Warehousing Fees due and owing on this Note shall be finally due and payable on the Stated Maturity Date or on any earlier date to which the maturity of this Note is accelerated pursuant to the provisions of the Agreement.

      This Note may be prepaid in whole or in part at any time without premium or penalty.

      Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

      The Company hereby waive demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              AMRESCO CAPITAL CORPORATION,
                              a Texas corporation


                              By:

                              Its:



STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

      On                   ,  19__  before me, a  Notary  Public,
personally   appeared                                    ,    the
of AMRESCO CAPITAL CORPORATION, a Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              Notary Public
  (SEAL)                      My Commission Expires:




                                                        EXHIBIT B




















                    (INTENTIONALLY OMITTED)



                                             EXHIBIT C-MF/TRANS

           REQUEST FOR ADVANCE AGAINST MORTGAGE LOANS

 CONVENTIONAL MULTIFAMILY MORTGAGE LOANS
                FNMA        FHLMC

Mortgage Company:  AMRESCO CAPITAL CORPORATION
Loan No.:                                Warehouse Date:
Project Name:                          Contract/Pool No.:

Note Amount:                           Interest Rate:
Note Date:
Advance Amount:

Investor:                        Expiration Date:
Investor Purchase Price:

Title Company/Closing Agent:
Title Contact Person:                       Phone No.:

Security Rate:          Issue Date:         Maturity Date:

                         WIRE TRANSFER INFORMATION

Wire Amount:                                  Date of Wire:

Receiving Bank:                              ABA No.:

City & State:

Credit Account Name:                            Number:
Advise:                                         Phone:

                     REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request:

(  ) Original Mortgage Note, endorsed by the Company in blank and without recourse.
(  ) Assignment of Mortgage in blank, in recordable form.
(  ) Assignment of the security agreement, in blank.
(   )  Assignment of the UCC financing statements  in  recordable form.
(  ) Copy  of  the  title  insurance commitment  to  issue  title insurance marked to show final policy exceptions.
(  ) FHLMC  Form 64A, FNMA Form 4257 or other Investor Commitment
     (signed).
(  ) Check payable to the Lender for the Warehousing Fee.

AMRESCO CAPITAL CORPORATION



AUTHORIZED SIGNATURE(S)

                                             EXHIBIT D-CONV/TRAN


          PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
            CONVENTIONAL MULTI-FAMILY MORTGAGE LOANS


     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to Residential Funding Corporation, a Delaware corporation (the "Lender") in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Warehousing Credit and Security Agreement, as amended, modified or renewed from time to time. The term "Mortgagee" as used below shall have the same meaning as the term "Company". The FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities.

I.   AT LEAST TEN BUSINESS DAYS PRIOR TO CLOSING:

     The Lender must receive the following:

          (1)    A   signed   letter  providing   the   following
          information on each Mortgage Loan:

               (a)  Mortgagor's name;
                    (b)  Project name;
          (c)  Case/Loan Number;
          (d)  Expected closing date;
          (e)  Closing amount;
                    (f) Name and address of Company's counsel to be present at closing;
                     (g)  Title company name, address and contact
               person.

          (2)  Copy of Mortgagee's Commitment to Mortgagor.
          (3)   Copy  of  the  signed  and  accepted  letter   of
          commitment  from the Investor to purchase the  Mortgage
          Loan.

II.  AT LEAST ONE BUSINESS DAY PRIOR TO CLOSING:

     The Lender must receive the following:

     (1)  Original signed Request for Advance (Exhibit C-MF).
          (2) Original Mortgage Note, endorsed by the Company in blank and without recourse.
          (3) Original Lender escrow instruction letter to the title company, countersigned by the title company representative involved with the transaction (see below).
          (4)   Assignment  of Mortgage in blank,  in  recordable
          form but unrecorded.
          (5)  Assignment of the security agreement in blank.
          (6) Assignment of the UCC financing statements in blank, in recordable form but unrecorded.
          (7) For FHLMC-committed Conventional Multi-family Mortgage Loans the signed Conventional Multifamily Immediate Delivery Purchase Contract and Prior Approval Conversion Amendment (FHLMC Form 64A).
          (8) For FNMA-committed Conventional Multi-family Mortgage Loans, a copy of the signed Mortgage Purchase and Delivery Commitment (FNMA Form 4257).
          (9) A copy of the title insurance Commitment to issue a policy of title insurance marked to show the final policy exceptions.
          (10)  Check  payable to the Lender for the  Warehousing
          Fee.

     Upon receipt of the letter required under Section I above, in form and substance satisfactory to the Lender, the Lender will issue its escrow instructions to the title company. The funds representing the Advance, when wired by the Lender, are to be held in the escrow account of the title company and disbursed in accordance with the closing letter of the Company or its counsel only as authorized by the Lender in its escrow instructions. No funds will be advanced by the Lender prior to its receipt of all documents called for under Section II above. Disbursement will be authorized only after the title company is prepared to issue its title insurance policy, in an amount not less than the amount of the Mortgage Note. In the event the Mortgage Loan is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company shall be instructed to immediately return the funds to the Lender. Written confirmation of the Lender's escrow instructions by the title company will be required by the Lender before making funds available.

III. ON THE NEXT BUSINESS DAY FOLLOWING CLOSING:

     The Lender must receive the following:

          (1) A duplicate original or copy of the title insurance policy or binder certified true by the title company.
          (2) A copy of the Mortgage, certified true by the title company.

IV.  NO LATER THAN TWO BUSINESS DAYS PRIOR TO DELIVERY DATE:

     The Lender must receive the following:

          (1) Signed shipping instructions for the delivery of the Mortgage Loan or Mortgage-backed Security. These instructions must include the following:
                     (a)   Name  and address of the  Investor  to
               which  Loan  Documents  are  to  be  shipped   and
               preferred method of delivery.
                    (b)  Funding amount due the Company.
                       (c)     For   Mortgage-backed   Securities
               deliveries,     signed     Securities     Delivery
               Instructions form attached hereto as Schedule I.
                    (d)  Delivery date.
          (2) For FHLMC-committed Conventional Multi-family Mortgage Loans, the following additional documents must be received:

                      (a)   Original  Contract  Delivery  Summary
               (FHLMC Form 381) marked to indicate that the mortgages being delivered are subject to a security interest.
                     (b)   For cash payments, the signed original
               Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), showing the Lender as warehouse lender and specifying the cash collateral account designated by the Lender as the receiving account for loan purchase proceeds.
                     (c)   For  FHLMC Mortgage-backed  Securities
               payments, the original Settlement Information and Delivery Authorization (FHLMC Form 939), designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).
                     (d)   Completed,  but not signed,  Warehouse
               Lender  Release of Security Interest  (FHLMC  Form
               996), to be signed by the Lender.
          (3) For FNMA-committed Conventional Multi-family Mortgage Loans, the following documents must be received:
                     (a)   For cash payments, the signed original
               Wire Transfer Request (FNMA Form 4639), showing the cash collateral account designated by the Lender as the receiving account for loan purchase proceeds.
                      (b)    For  FNMA  Mortgage-backed  Security
               payments, an original Delivery Schedule (FNMA Form
               2014), instructing FNMA to issue the Mortgage-backed Security in the name of the Company, to deliver the Mortgage-backed Security to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490), and bearing the following instructions: "These instructions may not be changed without the prior written approval of Residential Funding Corporation, Preston A. Lyvers Director or Patti Erfan, Director."
                     (c)  Executed bailee letter with Schedule  A
               (in form approved by FNMA and the Lender).
          (4) The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

Upon  instruction  by the Company, the Lender will  complete  the endorsement of the Mortgage Note in favor of the Investor and make arrangements for delivery of the complete loan package, with a bailee letter, to the office of the Investor specified by the Company, or if applicable, to an Approved Custodian for the Mortgage-backed Security to be issued. Upon receipt of a Mortgage-backed Security, the Lender will deliver such Mortgage-backed Security to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the
Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Mortgage Loans and Mortgage-backed Securities shall be applied to any amounts outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company.
                                                       SCHEDULE I
                RESIDENTIAL FUNDING CORPORATION
                  WAREHOUSING LENDING DIVISION

                 Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________         SETTLEMENT DATE:
ISSUER:________________________________               SECURITY: $
NO. OF CERTIFICATES: __________________ 1)
                                   2)
                                   3)

CUSIP #______________
Pool #_______________      MI#______________     Coupon Rate:
Issue    Date:(M/D/Y)   _________________________        Maturity
Date:(M/D/Y)

POOL TYPE (circle one):

GNMA:     GNMA I    GNMA II
FHLMC:    FIXED     ARM            DISCOUNT NOTE
FNMA:      FIXED     ARM            DISCOUNT NOTE      DEBENTURES
REMIC



DELIVER TO:_______________________________   (  ) Versus Payment
               _______________________________         DVP AMT. $
                 _______________________________     (   )   Free
Delivery
DELIVER TO:_______________________________   (  ) Versus Payment
               _______________________________         DVP AMT. $
                 _______________________________     (   )   Free
Delivery
DELIVER TO:_______________________________   (  ) Versus Payment
               _______________________________         DVP AMT. $
                 _______________________________     (   )   Free
Delivery



AUTHORIZED SIGNATURE:

TITLE:
                                                          EXHIBIT
E-MF/APPROVAL

                 APPROVAL REQUEST FOR ADVANCES
                    AGAINST MORTGAGE LOANS

Mortgage Company Name:

Date of Submission:

Investor: ____ FNMA    ____ FHLMC    _____ OTHER (FHA Loans)
Company Loan No.:
Project Name:
Estimated Note Amount:
Expected Warehouse Date:
Contract/Pool No.:

AUTHORIZED SIGNATURE(S)


Name:

Title:

Required Documentation:

Pursuant to Section 2.2(a) of the Warehousing Credit and Security Agreement (the "Agreement"), attached please find the following documents in connection with the above request:

1. Multifamily Loan Application (FNMA Form 1053/FHLMC Form 75) or
    FHA Firm Commitment to Insure
5.        Officer's Certificate (Exhibit I-MF) as of

Based on the information provided herein, Residential Funding Corporation approves the warehousing of the requested Mortgage Loan subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 of the Agreement and with the procedures set forth in Exhibit D-CONV/TRAN or Exhibit D-FHA/CONV to the Agreement.

APPROVED:

RESIDENTIAL FUNDING CORPORATION

By:                                    Warehouse Interest Rate:

Its:                                   Warehouse Advance Rate:            %

APPROVAL DATE:                         Warehousing Fee:
                                                  EXHIBIT F


                RESIDENTIAL FUNDING CORPORATION
                SUBORDINATION OF DEBT AGREEMENT


                                                          , 19


To:  Residential Funding Corporation
     8400 Normandale Lake Blvd., Suite 600
     Minneapolis, Minnesota  55437
     (hereinafter referred to as the "Lender")


     The undersigned (hereinafter referred to as the "Creditor"), creditor of AMRESCO CAPITAL CORPORATION, a Texas corporation
(hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

                                            PRINCIPAL AMOUNT
          TYPE OF FACILITY                  OF DEBT FROM THE
              OR LOAN                           COMPANY

     _____________________________      _________________________
     _____________________________      _________________________
     _____________________________      _________________________
     _____________________________      _________________________
     _____________________________      _________________________

     (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Company now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3. That the Creditor shall not (a) except to the extent expressly permitted in Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4.   So  long as no event described in clauses (a) through (d) of
     Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6. In case of (a) any assignment by the Company for the benefit of creditors, (b) any bankruptcy proceedings instituted by or against the Company, (c) the appointment of any receiver for the Company's business or assets, or (d) any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company
     (the "Senior Claims") and/or any document or instrument executed in connection therewith;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion; or

           (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means:
     (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows:

     If to the Creditor, addressed to:





     If to the Lender, addressed to :

     Residential Funding Corporation
     440 Sawgrass Corp. Parkway
     Suite 212
     Sunrise, Florida  33325
     Attention: Robin Swanson
              Warehouse Lending Officer
     Telecopier No.: (305) 846-8352

     Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Company.



                                        (Creditor)



[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

      On                   ,  _____  before me, a Notary  Public,
personally   appeared                                    ,    the
of                                       , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              Notary Public
  (SEAL)                      My Commission Expires:


[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

      The  foregoing instrument was acknowledged before  me  this
_____      day      of     _________________,      _____,      by
 .



                              Notary Public
                              My Commission Expires:
              ACCEPTANCE OF SUBORDINATION OF DEBT
                    AGREEMENT BY THE COMPANY



     The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal
amount      of                                    Dollars      ($
); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.


                              AMRESCO CAPITAL CORPORATION,
                              a Texas corporation


                              By:

                              Its:

Dated:
                                                  EXHIBIT G


                          SUBSIDIARIES

                                         States
                                        Qualified
                                          to do
Name                Incorporated        Business       Owned (%)


                              NONE
                                                  EXHIBIT H


                   FORM OF OPINION OF COUNSEL


Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota  55437


Re: Warehouse Facility (the "Loan") under Warehousing Credit and Security Agreement (the "Agreement") by and between RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") and AMRESCO CAPITAL CORPORATION, a Texas corporation (the "Company") and secured by the "Collateral" (as defined in the Agreement).

Gentlemen:

     We are special counsel to the Company in connection with the Loan. As counsel, we have prepared and/or examined the following documents:

1.   Executed   copy  of  the  Warehousing  Credit  and  Security
     Agreement  (Multi-Family Mortgage Loans) by and between  the
     Company   and  the  Lender,  dated  August  15,  1995   (the
     "Agreement").

2. Undated UCC Financing Statements perfecting a security interest in collateral, tangible and intangible.

3. The Articles of Incorporation of the Company, together with amendments thereto, as certified by the Secretary of State of the State of Texas.

4.   The    Bylaws    of   the   Company,   as    certified    on
     ,  19      by  the  Secretary of the Company as  then  being
     complete, accurate and in effect.

5.   Resolutions  of  the  Board  of Directors  of  the  Company,
     adopted at a meeting held on                     , 19      ,
     as   certified   by  the  Secretary  of   the   Company   on
     ,  19       as  then being complete, accurate and in effect,
     authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

6.   Certificate   of  Good  Standing  for  the  Company,   dated
     ,  19     , issued by the Secretary of State of the State of
     Texas.1

       The   above  enumerated  items,  numbered  1  and  2   are
collectively referred to as the "Loan Documents."

      The opinions which follow are subject to the following assumptions, limitations and qualifications:

A. We have assumed the genuineness of all signatures, other than of the Company and the Guarantor, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Company and the Guarantor, and that such parties, other than the Company and the Guarantor, have the right, power and authority to execute and deliver the Loan Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Agreement are within the powers of the Lender and have been duly and validly authorized and that the Agreement has been duly executed and validly delivered by the Lender.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Company and the Guarantor, and have examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements [copies attached] of the Guarantor and the officers of the Company, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

      Based upon such examinations and investigations, and such other investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Company and the Guarantor, we are of the opinion that:

          [Opinions Concerning Company]

1. The Company and each Subsidiary of the Company2 is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. The Company and each Subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. The Company has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by the Company, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of the Company.

4. The Loan Documents have been duly executed and delivered by the Company. The Loan Documents constitute the legal, valid and binding obligations of the Company and are enforceable in accordance with their respective terms against the Company, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and the enforceability of certain remedies provided for in the Loan Documents may be to the exercise of judicial discretion.

5. Upon delivery to the Lender of those items of Collateral, consisting of promissory notes secured by mortgages or deeds of trust ("Pledged Mortgages") or mortgage-backed securities ("Pledged Securities"), or in the case of Pledged Securities issued in book-entry form, or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon
     (a) registration of such Pledged Securities in the name of a financial intermediary (as such term is defined in the Uniform Commercial Code) in an account containing only customer securities, (b) the notation of Lender's security interest in such Pledged Securities on the records of such financial intermediary, by book entry or otherwise, and (c) the sending by such financial intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected first security interest therein. We assume, in giving this opinion, that such items of Collateral will be owned by the Company and that, at the time the Lender's security interest is noted on the records of any financial intermediary, such Pledged Securities will be free of any interest created through the Federal Reserve Bank, clearing corporation and/or financial intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

6. The execution, delivery and performance by the Company of the Loan Documents, will not (i) conflict with or violate any provision of the Articles of Incorporation or By-laws of the Company; (ii) require any license, approval or other action by any governmental authority that has not been obtained; (iii) result in the creation of any lien, charge or encumbrance upon any property or assets of the Company other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of the Company pursuant to, any agreement or other instrument to which the Company may be bound or to which the Company or any of its property may be subject; or (v) to the best of our knowledge, result in any violation of the provisions of any law or any order of any court or any governmental agency, to which the Company may be bound or to which the Company or any of its property may be subject.

7. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting the Company, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole.

8. To the best of our knowledge, the Company is not in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a materially adverse effect on the business, operations, assets or financial condition of the Company as a whole.

9. To the best of our knowledge, the Company is not engaged principally, or as one of its principal activities, in the business of extending credit for the purpose of purchasing or carrying stock subject to the provisions of Regulation G of the Board of Governors of the Federal Reserve System.

10. To the best of our knowledge, the Company is not an "investment company" within the meaning of the Investment
     Company Act of 1940, as amended.

11. To the best of our knowledge, the Company is not a party to any agreement, instrument or indenture which materially and adversely restricts the business, operations, assets or financial condition of the Company.

12. To the best of our knowledge, (i) the Company is not in default in the performance, observance or fulfillment of any agreement, instrument, or indenture which default would have a materially adverse effect on the business, operations, properties or financial condition of the Company; (ii) no holder of any indebtedness of the Company has given notice of any asserted default under any agreement, instrument, or indenture of the Company and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or any of the properties of the Company is pending or threatened.

      This opinion may be relied upon by you and your successors and assigns and by any participant in the Loan.

      All  capitalized  terms used herein, not otherwise  defined
herein,  shall  have  the  meanings  given  such  terms  in   the
Agreement.

                              Very truly yours,





                              By:
                                                  EXHIBIT I-MF

                     OFFICER'S CERTIFICATE


      Reference is made to that certain Warehousing Credit and Security Agreement between AMRESCO CAPITAL CORPORATION, a Texas corporation, and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, dated as of August 15, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lenders pursuant to Section 2.2(a)(2).

      The undersigned hereby certifies to the Lenders that as  of
the    close   of   business   on                         ,    19
("Statement Date",) and with respect to the Company and its Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Company met the covenants set forth in Sections 7.5, 7.6, and 7.7 of the Agreement, or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2.   No  payments in advance of the scheduled maturity date  have
     been  made  with  respect  to any  Subordinated  Debt.   The
     Company has incurred no Debt required to be subordinated pursuant to Section 6.9.

3. There has been no transfer, directly or indirectly, of the majority interest of outstanding capital stock of the Company.

4. The Company was approved, qualified and in good standing as a seller/servicer or issuer for the types of Mortgage Loans it has originated since the last Statement Date.

5. No default has been declared under any line of credit or agreement with any other lender, nor has any line of credit or agreement with any other lender been terminated, cancelled, reduced, or not renewed for cause, or if the above has occurred a writing is attached containing the details thereof.

6. No action, suit or proceeding has been instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) or if any proceeding has been threatened against the Company or any of its Subsidiaries a writing is attached containing the details thereof.

7. No filing, recording or assessment of any federal, state or local tax Lien has been made against the Company, or any of its assets or any of its Subsidiaries.

8. No transfer, loss or termination of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company has occurred or if a transfer, loss or termination has occurred, the reason for such transfer, loss or termination, if known to the Company.

9. No other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries, its properties or assets, may be subject has occurred.

10. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) and that such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.


Dated:

                              AMRESCO CAPITAL CORPORATION,
                              a Texas corporation


                              By:

                              Its:
         CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name:  AMRESCO CAPITAL CORPORATION and its Subsidiaries

Statement Date:

All financial calculations set forth herein are as of the Statement Date.

I.   TANGIBLE NET WORTH

          A.   Tangible Net Worth of the Company is:

                   Excess of total assets over total liabilities:     $
                                      Plus:   Loan loss reserves:     $
               Plus:   Subordinated Debt not due within one year
                            of the Statement Date (or any portion
                  thereof):                             $
               Minus:  Advances to owners, officers or
                  Affiliates:                           $
                               Minus:  Investments in Affiliates:     $
               Minus:  Assets pledged to secure liabilities
                  not included in Debt:                 $
                                       Minus:  Intangible assets:     $
                      Minus:  Any other HUD nonacceptable assets:     $
               Minus:  Other assets unacceptable to the
                  Lender:                               $

                                               TANGIBLE NET WORTH     $

     B.   Requirements of Section 7.6 of the Agreement:

               MINIMUM TANGIBLE NET WORTH OF $500,000.

          C.       Covenant    Satisfied:____     Covenant    Not
          Satisfied:____

II.  DEBT OF THE COMPANY

     Total liabilities                                  $
                                     Minus:   Loan loss reserves:     $
               Minus:   Subordinated Debt not due within one year
                               of  the  Statement  Date  (or  any
               portion
                   thereof):                            $
               Minus:   Deferred taxes arising from capitalized
                   excess servicing fees:               $

                                                             DEBT     $

III. RATIO OF DEBT TO TANGIBLE NET WORTH

          A.    The  ratio of Debt to Tangible Net Worth  (II  to
          I.A) is:
                                                             to 1

          B.   Requirements of Section 7.5 of the Agreement:

               The ratio of Debt to Tangible Net Worth shall not exceed 20 to 1.

          C.       Covenant    Satisfied:____     Covenant    Not
          Satisfied:____

IV.  MINIMUM SERVICING PORTFOLIO

          A.   SERVICING PORTFOLIO OF THE COMPANY
          IS:                                  $

     B.   Requirements of Section 7.7 of the Agreement:

               MINIMUM SERVICING PORTFOLIO OF $50,000,000.

          C.       Covenant    Satisfied:____     Covenant    Not
          Satisfied:____

                                                       EXHIBIT J

              SCHEDULE OF EXISTING LINES OF CREDIT


LENDER NAME              COMMITMENT AMOUNT        EXPIRATION DATE


                  (to be completed by Company)
                                                  EXHIBIT K

                     FORM FOR FUNDING BANK
                        LETTER AGREEMENT
                  (Letterhead of the Company)


                                        August 15, 1995


The First National Bank of Chicago
One North State Street
Chicago, IL  60602

Gentlemen:

       The undersigned, AMRESCO CAPITAL CORPORATION (the "Company"), hereby authorizes The FIRST NATIONAL BANK OF CHICAGO (the "Funding Bank") to permit RESIDENTIAL FUNDING CORPORATION (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

       The Company authorizes the Lender to access account information from time to time for the Company's operating account
no.                               (the  "Operating Account")  for
the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Warehousing Credit and Security Agreement ("Agreement") by and between the Company and the Lender; and (b) for amounts due and owing to the Lender, including but not limited to principal, interest and fees.

      Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.
                              Very truly yours,

                              AMRESCO CAPITAL CORPORATION,
                              a Texas corporation


                              By:

                              Its:

ACKNOWLEDGED AND AGREED THIS
       DAY OF             ,       .

THE FIRST NATIONAL BANK OF CHICAGO


By:

Its:
                                                        EXHIBIT A

                    UCC FINANCING STATEMENT


DEBTOR:   AMRESCO CAPITAL CORPORATION

SECURED PARTY: RESIDENTIAL FUNDING CORPORATION

      All  of Debtor's right, title and interest in the following
(the "Collateral"):

     (a) All Mortgage Loans covered by Purchase Commitments from Investors other than FNMA, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans which from time to time are delivered or caused to be delivered to the Secured Party (including delivery to a third party on behalf of the Secured
Party), come into the possession, custody or control of the Secured Party for the purpose of assignment or pledge or in respect of which an Advance has been made by the Secured Party ("Pledged Mortgages");

       (b) All Mortgage-backed Securities (the "Pledged Securities") which are from time to time created in whole or in part on the basis of the Mortgage Loans pledged to the Secured Party and are delivered or caused to be delivered to, or are otherwise in the possession of the Secured Party, its agent, bailee or custodian as assignee or pledged to the Secured Party, or for such purpose are registered by book-entry in the name of, the Secured Party (including delivery to or registration in the name of a third party on behalf of the Secured Party) or in respect of which from time to time an Advance has been made by the Secured Party;

     (c) All commitments issued by the FHA to insure any Mortgage Loans included in the Mortgage Loans pledged to the Secured Party; all guaranties related to Pledged Securities; all Purchase Commitments held by the Debtor covering the Mortgage Loans pledged to the Secured Party or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Debtor as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Mortgage Loans pledged to the Secured Party, the Pledged Securities, said FHA commitments and the Purchase Commitments, and all other documents or instruments relating to the Mortgage Loans pledged to the Secured Party and the Pledged Securities, including, without limitation, any interest of the Debtor in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Mortgage Loans pledged to the Secured Party;

      (d) All right, title and interest of the Debtor in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Debtor relating to the Collateral;

      (e) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Secured Party or its agent, bailee or custodian or designated on the books and records of the Debtor as assigned and pledged to the Secured Party;

      (f) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

      Capitalized terms defined herein shall have the following meanings:

      "Advance" means a disbursement by the Secured Party to the Debtor, including readvances of funds previously advanced to the Debtor and repaid to the Secured Party.

      "FHA" means the Federal Housing Administration and any successor thereto.

     "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

     "FNMA" means The Federal National Mortgage Association and any successor thereto.

      "GNMA" means the Government National Mortgage Association and any successor thereto.

      "Investor" means FNMA, FHLMC or a financially responsible private institution which is deemed acceptable by the Secured
Party from time to time in its sole discretion.

      "Mortgage" means a mortgage or deed of trust on improved real property.

      "Mortgage-backed Securities" means GNMA, FNMA or FHLMC securities that are backed by Mortgage Loans.

     "Mortgage Loan" means any loan evidenced by a Mortgage Note.

     "Mortgage Note" means a note secured by a Mortgage.

      "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Secured Party, issued in favor of the Debtor by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

     "VA" means the Department of Veterans Administration and any successor thereto.


THIS DOCUMENT WAS DRAFTED BY:

Residential Funding Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                           CLOSING CHECKLIST

 COMPANY:  AMRESCO CAPITAL CORPORATION

                                                  DATE
                                                RECEIVED     EXCEPTION

1. Warehousing Credit and Security Agreement

    a. Exhibit G (Subsidiaries)

    b. Exhibit J (Schedule of Existing
    Warehouse Lines)

2. UCC Financing Statements

3. Funding Bank Agreement

4. Company's Certificate of Secretary
       a.                                      Articles of Incorporation
       certified by Secretary of State

       b.                                      Bylaws

         c.                                        Certificate  of   Good
      Standing
        from Secretary of State of
      incorporation state

         d.                                        Certificate  of   Good
      Standing
                                                from  Secretary of States
      where
      doing business

       e.                                      Incumbency Certificate

       f.                                      Corporate Resolutions

5. Opinion of Counsel for Company

6. Financial Statements of the Company
    a.  Audited dated April 30, 1995

7. Seller/Servicer Approvals required per
     Section 5.10
    a. FHLMC

8. Errors and Omissions Policies

9. Mortgage Bankers Blanket Bond Policy

10. Documentation Fee

11. Tax, lien and judgment search for:
    a.  Company

12. Disbursement, Payoff, and Operating
    Accounts opened

13. Eligibility Memo (FOR RFC PURPOSES ONLY)



Account Officer:                                   Date:


Regional Vice President:                           Date:
                    CERTIFICATE OF SECRETARY
                               OF
                  AMRESCO CAPITAL CORPORATION


      I, the undersigned, hereby certify that I am the Secretary of AMRESCO CAPITAL CORPORATION, a Texas corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

          1. The Articles of Incorporation of the Company attached to this Certificate as Exhibit "A", the By-Laws of the Company attached to this Certificate as Exhibit "B", and the Certificates of Good Standing of the Company attached to this Certificate as Exhibit "C" are true and correct copies of the current Articles of Incorporation, By-Laws, and Certificates of Good Standing of the Company, have not been altered, modified or amended and are still in full force and effect.

          2. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas (the jurisdiction where it is incorporated) and has complied with all certifications, filings and requirements necessary to continue as a corporation in the State of Texas and is qualified to do business as a foreign corporation and in good standing in all jurisdictions where the conduct of its business makes such qualification necessary.

          3. In connection with a multi-family warehouse facility made to the Company by RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), the Company has the valid power and authority to execute and deliver to the Lender the Warehousing Credit and Security Agreement and such other security documents as required by the Lender.

          4. The names of the officers of the Company and any other persons authorized to act under the resolutions attached hereto and their official signatures are as shown on the Certificate of Incumbency attached hereto as Exhibit "D".

          5. The resolutions attached to this Certificate as Exhibit "E" were duly adopted either: (a) by unanimous written action of the Board of Directors of the Company; or (b) at a meeting of the Board
          of  Directors of the Company held on the       day
          of                          ,  19      , at  which
          meeting a quorum was present. I am the keeper of the Minute Book of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company as of this _____ day of August, 1995.



                                   Secretary

[SEAL]
                          EXHIBIT "A"
                   ARTICLES OF INCORPORATION

                          EXHIBIT "B"
                            BY-LAWS

                          EXHIBIT "C"
                  CERTIFICATE OF GOOD STANDING
                          EXHIBIT "D"

                  CERTIFICATE AS TO INCUMBENCY



TO:  RESIDENTIAL FUNDING CORPORATION


      I hereby certify to you that I am the duly elected and qualified Secretary of AMRESCO CAPITAL CORPORATION, a Texas corporation ("Company") and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures set forth opposite their names are their true and genuine signatures:

Name                     Title               Signature

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

____________________     ________________    ____________________

     You may conclusively rely on this Certificate until formally advised by a like Certificate of any changes herein.

       IN   WITNESS  WHEREOF,  I  have  hereunto  executed   this
Certificate on this _____ day of ____________________, 19___.




                                   Secretary
                          EXHIBIT "E"

                  AMRESCO CAPITAL CORPORATION

               RESOLUTIONS OF BOARD OF DIRECTORS


      WHEREAS,  AMRESCO CAPITAL CORPORATION, a Texas  corporation
(the  "Company"),  proposes to borrow  from  RESIDENTIAL  FUNDING
CORPORATION, a Delaware corporation (the "Lender"), a Delete multi-family warehouse facility (the "Loan"); and

      WHEREAS, to evidence the Loan, the Company proposes to execute and deliver the following instruments, each dated as of August 15, 1995 unless otherwise indicated (herein collectively referred to as the "Loan Documents"):

          (a)   A  Warehousing Credit and Security Agreement
          (Multi-family Mortgage Loans) evidencing the Loan and creating a security interest in the Collateral defined therein in favor of the Lender;

          (b) Undated Financing Statements perfecting a security interest in collateral, tangible and intangible;

copies of which have been presented to the Board of Directors of the Company; and

      WHEREAS, the Board of Directors of the Company have determined that it will be in the best interests of the Company for the Company to borrow the Loan.

     RESOLVED, that these resolutions are enacted by the Board of Directors of the Company on their behalf and on behalf of the Company.

      FURTHER RESOLVED, that the Company shall borrow the Loan to be evidenced and secured by the Loan Documents.

      FURTHER RESOLVED, that the Loan Documents in the form presented to the Board of Directors of the Company are hereby approved and copies thereof are filed in the records of the Company with these Resolutions.

              FURTHER         RESOLVED,         that          any
(insert  minimum  number  required  to  sign)  of  the  following
officers               of              the               Company:
(list titles of officers authorized), shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver the Loan Documents, and each of them, in the form approved by the Board of Directors of the Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of the Company as may be necessary or desirable to enable the Company to borrow the Loan and to carry out the purpose and intent of the foregoing Resolutions.

              FURTHER         RESOLVED,         that          any
(insert  minimum  number  required  to  sign)  of  the  following
officers               of              the               Company:
(list titles of officers authorized), shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver any bailee pledge agreements, advance requests, shipping requests, wire transfer instructions, assignments, security delivery instructions and trust receipts and to endorse notes in the name of the Company, in any form prescribed by the Lender.

      FURTHER RESOLVED, that the Company hereby authorizes the Lender to accept the Company's bailee pledge agreements, advance requests, shipping requests, wire transfer instructions and security delivery instructions transmitted to the Lender via facsimile or electronic transmission, and that said documents, when transmitted by facsimile or electronic transmission, shall have the same force and effect as the originals.

      FURTHER RESOLVED, that these Resolutions shall remain in full force and effect and the Lender shall be fully protected in acting thereon until written notice of their change or revocation has been duly given to and received by the Lender, and the Lender is authorized to accept, and the Secretary of the Company shall from time to time provide, signed certificates of the Secretary setting forth any change of names of officers and other persons authorized to act hereunder on behalf of the Company, which certificates shall become a part of these Resolutions.



_______________________________
      1A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

       2In the alternative, state that the Company has no Subsidiaries.